Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
FirstFed Financial Corp
	Case Number:	2:10-bk-12927-ER

	Operating Report Number:	23

Debtor(s).	For the Month Ending:	November 30, 2011

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	228,570.55

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	1,144,530.29

3. BEGINNING BALANCE:	2,929,800.80

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing

Accounts Receivable - Pre-filing

General Sales

**Other

TOTAL RECEIPTS THIS PERIOD:	0.00

5. BALANCE:	2,929,800.80

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	80,010.91

TOTAL DISBURSEMENTS THIS PERIOD:***	80,010.91

7. ENDING BALANCE:	2,849,789.89

8. General Account Number(s):	xxxxxxx
Union Bank
Depository Name & Location:	445 South Figueroa
Los Angeles, CA 90071

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/1/2011	1148	Landau, Gottfried, & Berger	Legal-Bankruptcy Counsel		47,604.34	47,604.34
11/1/2011	1149	Carl W McKinzie	Professional Svcs. (Nov-11)		16,000.00	16,000.00
11/1/2011	1150	Registrar & Transfer	Stock Registrar Fees (Oct-11)		893.03	893.03
11/7/2011	EFT	The Hartford	Insurance-Workman’s Comp		23.79	23.79
11/8/2011	1151	Chris Damore	Accounting Svcs (Nov-11)		255.00	255.00

11/8/2011	1152	Manatt, Phelps & Phillips, LLP	Legal-Special Counsel		13,106.55	13,106.55
11/14/2011	EFT	The Hartford	Insurance-Workman’s Comp		12.09	12.09
11/15/2011	EFT	The Hartford	Insurance-Workman’s Comp		204.00	204.00
11/28/2011	EFT	The Hartford	Insurance-Workman’s Comp		24.18	24.18
11/29/2011	1153	Riordon, Lewis & Haden	Rent (Dec-11)		1,500.00	1,500.00

11/29/2011	1154	Registrar & Transfer	Stock Registrar Fees (Nov-11)		387.93	387.93
					—	—

			TOTAL DISBURSEMENTS THIS PERIOD:	—	80,010.91	80,010.91

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Balance on Statement:	Balance on Statement:	Balance on Statement:	Balance on Statement:
Bank statement Date:	11/30/2011	Balance on Statement:	$2,851,677.82

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1153	11/29/2011	1,500.00
1154	11/29/2011	387.93

TOTAL OUTSTANDING CHECKS:			1,887.93

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,849,789.89

* It is acceptable to replace this form with a similar form	0.00
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

	1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

	2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	440,490.62

	3. BEGINNING BALANCE:	59,509.38

	4. RECEIPTS DURING CURRENT PERIOD:

	5. BALANCE:	59,509.38

	6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	10,622.27

	7. ENDING BALANCE:	48,887.11

	8. PAYROLL Account Number(s):
	xxxxxxx
Depository Name & Location:	Union Bank
	445 South Figueroa
	Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

11/30/2011	EFT	Brian Argrett	Salary, net of payroll taxes (Dec-11)	7,597.74

11/30/2011	EFT	various governments	Payroll Taxes (Dec-11)	2,968.86

11/30/2011	EFT	CBIZ	Payroll Processing Charge	55.67

			Dec-11 payroll paid on 11/30/11 by payroll processor

			TOTAL DISBURSEMENTS THIS PERIOD:	10,622.27

PAYROLL ACCOUNT

BANK RECONCILIATION

Balance on Statement:	Balance on Statement:	Balance on Statement:	Balance on Statement:
Bank statement Date:	11/30/2011	Balance on Statement:	$48,887.11

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$48,887.11

* It is acceptable to replace this form with a similar form	0.00

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	0.00

3. BEGINNING BALANCE:	10,000.00

4. RECEIPTS DURING CURRENT PERIOD:

5. BALANCE:	10,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:	10,000.00

8. TAX Account Number(s):	xxxxxxx
Union Bank
Depository Name & Location:	445 South Figueroa
Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

TAX ACCOUNT

BANK RECONCILIATION

Balance on Statement: asdf	Balance on Statement: asdf	Balance on Statement: asdf	Balance on Statement: asdf
Bank statement Date:	11/30/2011	Balance on Statement:	$10,000.00

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$10,000.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	General Account:	2,849,789.89
	Payroll Account:	48,887.11
	Tax Account:	10,000.00
*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	0.00

TOTAL CASH AVAILABLE:			2,908,677.00

Petty Cash Transactions: Date	Purpose Opening balance	Amount 0.00

TOTAL PETTY CASH TRANSACTIONS:			0.00

ENDING PETTY CASH			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor*	monthly	$0.00	0	0.00

Premier Business Centers**	monthly	$0.00	0	0.00

Riordon, Lewis & Haden ***	monthly	$1,500.00	0	0.00

			TOTAL DUE:	0.00

*	FirstFed Financial Corp. vacated offices managed by Regus Mgt. on 06/22/10.

**	FirstFed Financial Corp vacated offices managed by Premier Business Centers prior to 09/30/10.

***	FirstFed Financial Corp entered into a new lease agreement effective 10/01/10.

The	offices are managed by Riordan, Lewis & Haden.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:	0.00
		Total Wages Paid:	10,000.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding*

State Withholding*

FICA- Employer’s Share*

FICA- Employee’s Share*

Federal Unemployment*

Sales and Use

Real Property

Other-Delaware Franchise**	0.00	0.00

TOTAL:	0.00	0.00

*	Amounts paid through the payroll account. See “Total Disbursements from Payroll Account Current Period”

**	It has been determined that prior year tax liabilities have been applied to tax receivable due from the State of Delaware.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	2,498.50	0.00	0.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	111,850.00	0.00

TOTAL:	2,498.50	111,850.00	0.00

Delaware receivable of $124,600 has been adjusted down to $111,850 after acceptance of change in methodology from the authorized share method to the capital method (using gross assets)

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	1/11/2012	1/11/2012
Worker’s Compensation	Hartford	1,000,000.00	1/11/2012	Paid with Payroll
Casualty	None
Vehicle	None

The Debtor also maintains directors and officers liability coverage purchased pre-petition for the 2009/2010 coverage year and an extended reporting period for the policies covering the 2008/2009 coverage year also purchased pre-petition. The extended reporting period expired on October 22, 2010.

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
30-Jun-2010	157,114.39	1,625.00	20-Jul-2010	1,625.00	0.00
30-Sep-2010	89,586.25	975.00	12-Oct-2010	975.00	0.00
31-Dec-2010	333,124.03	4,875.00	10-Jan-2011	4,875.00	0.00
31-Mar-2011	378,812.38	4,875.00	27-Apr-2011	4,875.00	0.00
30-Jun-2011	173,135.33	1,625.00	25-Jul-2011	1,625.00	0.00
30-Sep-2011	229,206.02	1,950.00	26-Oct-2011	1,950.00	0.00
					0.00

					0.00

		16,900.00		16,900.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***

Babette Heimbuch	**	$20,000/ month	0.00

Vikas Arora	**	$17,500/ month	0.00

Brenda Battey	***	$20,000/month	0.00

Brian Argrett	****	$10,000/month	10,000.00

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.

***	Ms. Heimbuch and Mr. Arora no longer work for the Debtor. Ms. Battey works periodically for the Debtor at a rate of $150.00 per hour.

****	Notice of Insider Compensation for Brian Argrett was filed and served on the UST and other necessary parties on June 10, 2010; no objections were filed. Mr, Argrett was engaged by the Debtor upon the resignation of Ms. Heimbuch to provide Debtor with a second officer and to serve as its then Chief Executive Officer. Mr. Argrett currently serves as Corporate Secretary.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	—	—
Less: Returns/Discounts	—	—
Net Sales/Revenue	—	—

Cost of Goods Sold:
Beginning Inventory at cost

Purchases

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	10,000.00	406,153.85
Payroll - Other Employees	—	—
Payroll Taxes	765.00	32,574.56
Other Taxes (Itemize)	—	—
Legal & Professional-Special Counsel *	13,106.55	417,211.97
Legal & Professional-Bankruptcy Counsel **	47,604.34	658,305.03
Legal & Professional-Administration ***	16,000.00	280,000.00
Legal & Professional-Accounting & Auditing ****	297.50	205,340.87
Legal & Professional-Other *****	—	50,000.00
Depreciation and Amortization	24.00	552.00
Rent Expense - Real Property	1,500.00	34,257.79
Lease Expense - Personal Property	—	—
Insurance	60.06	3,084.29
Real Property Taxes	—	—
Telephone and Utilities	—	1,194.20
IT Expenses	—	371.00
Travel and Entertainment (Itemize)		—
Parking & Mileage	—	1,320.75
Miscellaneous Operating Expenses (Itemize)		—
Stock registrar fees	387.93	12,646.37
Delaware & Calif filing fees & franchise tax	—	14,614.27
Indentured Trustee Expenses	—	600.00
SEC 8K fees	901.00	20,345.00
Relocation Expenses	—	1,605.88
CSC fee for Delaware representation	—	356.00
US Trustee fees accrued	650.00	18,200.00
Office Supplies	—	347.86
Postage & Courier	—	203.28
Document Management	—	12,869.20
Payroll Processing Fees	105.67	1,762.21
Banking Fees	—	14.14

Total Operating Expenses	91,402.05	2,173,930.52

Net Gain/(Loss) from Operations	(91,402.05)	(2,173,930.52)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition

Non-Operating Income:
Interest Income

Net Gain on Sale of Assets (Itemize)

Other (Itemize)

Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize)

Other (Itemize)

Total Non-Operating Expenses	—	—

NET INCOME/(LOSS)	(91,402.05)	(2,173,930.52)

(Attach exhibit listing all itemizations required above)

Footnotes:

*	Special counsel Manatt, Phelps & Phillips, LLP were paid pre-petition an initial retainer of $300,000. No Pre-petition fees and costs credited were used against the retainer. A $300,000 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and expenses incurred between the filing date and Mar-2011 were $304,574.92 exhausting the retainer. Pending court approval, $39,127.49 in fees for October and November 2011 have been incurred but not accrued. Additionally, $29,256.34 unpaid fees for March through September 2011 representing the 20% withheld amount per the Knudsen Order remain unpaid. See Footnote ** on Schedule X—Balance Sheet.

**	Bankruptcy counsel Landau, Gottfried & Berger, LLP were paid pre-petition an initial retainer of $250,000. Pre-petition fees and costs credited against the retainer were $50,810.31 leaving a remaining retainer of $199,189.69 as of the filing date. A $199,189.69 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and fees from the filing date until August 2010 were $210,461.44 exhausting the remaining retainer. Pending court approval, $77,656.13 in fees for October and November 2011 have been incurred but not accrued. Additionally, $111,327.57 in unpaid fees for August 2010 through September 2011 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X—Balance Sheet.

***	June and July Professional fees totaling $40,000 for Delta Corps, Inc., hiring Donald Pelgrim as Chief Administrative Officer, were paid after approval for payment by the Bankruptcy court. September 2010 through November 2011 professional fees of $300,000 for Carl McKinzie as Chief Executive Officer were incurred. $240,000 was paid after approval for payment by the Bankruptcy Court.

****	Accounting & Auditing Professiona l fees in the amount of $13,356 for Hutchinson & Bloodgood, LLP were incurred and unpaid pending approval of the fee statement from Bankruptcy court. Hutchinson & Bloodgood is no longer providing services to the Debtor.

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

****	The Debtor engaged Crowe Horwath, LLP for assistance with various tax matters including a 2008 federal tax audit and the filing of the 2009 tax returns. May through October 2010 costs and professional fees of $194,416.62 for Crowe Horwath’s engagement were paid afer court approval, Pending court approval $490,119.79 in costs and fees for November 2010 through November 2011 have been incurred but not accrued. Additionally, $48,450.90 in unpaid fees for May through October 2010 representing the 20% withheld amount per the Knudsen Order remain unpaid. See footnote ** on Schedule X -Balance Sheet.

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	2,908,677.00

Restricted Cash

Accounts Receivable (Itemized, see below)*	111,850.00

Inventory

Notes Receivable

Prepaid Expenses (Rent)	1,500.00

Prepaid Expense-Legal Special Counsel	—

Prepaid Expense-Legal Bankruptcy Counsel	—

Prepaid Expense-Other Legal Counsel	—

Other (Prepaid Payroll)	10,622.27

Total Current Assets		3,032,649.27

Property, Plant, and Equipment	875.00

Accumulated Depreciation/Depletion	552.00

Net Property, Plant, and Equipment		323.00

Other Assets (Net of Amortization):
Due from Insiders

Other (Rent Deposits)	2,912.00

Total Other Assets		2,912.00

TOTAL ASSETS		3,035,884.27

LIABILITIES

Post-petition Liabilities:

Accounts Payable (Itemized, see below)**	2,498.50

Taxes Payable

Notes Payable

Professional fees

Secured Debt

Other (Itemize)

Total Post-petition Liabilities		2,498.50

Pre-petition Liabilities:
Secured Liabilities

Priority Liabilities

Unsecured Liabilities***	159,617,187.50

Other (Itemized, see below)****	1,521.21

Total Pre-petition Liabilities		159,618,708.71

TOTAL LIABILITIES		159,621,207.21

EQUITY:

1 Pre-petition Owners’ Equity (original amount)	(155,177,680.00)

2 Direct Charges to Equity (Itemized, see below)*****	766,287.58

3 Post-petition Profit/(Loss)	(2,173,930.52)

TOTAL EQUITY		(156,585,322.94)

TOTAL LIABILITIES & EQUITY		3,035,884.27

(0.00)

* Itemization of Accounts Receivable:
Delaware Franchise Tax Refund Due (prior years)	111,850.00

Total	111,850.00

**Itemization of Post-Petition Liabilities:
Christopher Damore (Accounting Svcs-MOR Prep)	297.50
RR Donnelly	901.00
U.S. Quarterly Trustee Fees	1,300.00

subtotal	2,498.50

**Not included in the above table are the following incured and unpaid amount that are pending Bankruptcy Court approval:

Carl McKinzie (Chief Executive Officer)	60,000.00
Hutchinson & Bloodgood, LLP (accounting & auditing)	13,356.00
Crowe Horwath, LLP (accounting & audit)	538,570.69
Landau, Gottfried, & Berger, LLP	188,983.70
Manatt, Phelps & Philips, LLP	68,383.83

subtotal	869,294.22

***Itemization of Pre-Petition Unsecured Liabilities
Senior Debt Due 2015	53,429,687.56
Senior Debt Due 2016	53,244,791.61
Senior Debt Due 2017	52,942,708.33

Total	159,617,187.50

****Itemization of Pre-Petition Other Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1,521.21

*****Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Legal Retainer - Manatt, Phelps & Phillips, LLP	300,000.00
Legal Retainer - Landau, Gottfried & Berger , LLP	199,189.69
Change in SEC Refund	135.53
Bills received and accrued after BK filing (see above)	(1,521.21)
Change in Opening Cash Balance	0.04
Change in New Oak receivable	0.09

Total	766,287.58

The prepaid retainer of $250,000 for Bankruptcy Counsel-Landau, Gottfried & Berger was adjusted downward $50,810.31 as the activity occurred pre-petition. As of the petition date, the prepaid legal retainer for Bankruptcy Counsel was $199,189.69.

XI. QUESTIONNAIRE

	No	Yes

1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

	No	Yes

2.        Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

X

3. State what progress was made during the reporting period toward filing a plan of reorganization:

The Debtor has negotiated the terms of a liquidating chapter 11 plan with its principal creditor, Wilmington Trust Company as Trustee for the bulk of its debt. That plan was filed with the Court on October 1, 2010. On November 12, 2010, the Debtor filed its disclosure statement and a motion seeking an order of the Court approving the same and setting plan solicitation and confirmation procedures.

4. Describe potential future developments which may have a significant impact on the case:

There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, has submitted a proof of claim which, among other things, claims that the FDIC is entitled to some or all of any such tax refund and may have other super priority claims. If the FDIC’s claim is successful, it will reduce or potentially eliminate any assets available for distribution to general unsecured creditors. The Debtor reserves its rights with respect to any such claims by the FDIC.

Debtor continues to investigate potential claims against third parties to determine potential for recovery. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered duing the reporting period.

None

	No	Yes

6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I, Carl W. McKinzie, Chief Executive Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Carl W. McKinzie	Dated: 12/16/2011
Carl W. McKinzie
Chief Executive Officer